UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 7, 2009

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GWS Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware

 (State or Other Jurisdiction of Incorporation)

000-52504	20-2721447
(Commission File Number)	(IRS Employer Identification No.)

15455 N. Greenway-Hayden Loop, Suite C4, Scottsdale AZ 85260

 (Address of Principal Executive Offices)   (Zip Code)

(480)619-4747

 (Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of  the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

a) On August 7, 2009, Board of Directors of the Registrant dismissed Moore & Associates Chartered, its independent registered public account firm. On the same date, August 7, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended October 31, 2008 a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent  interim periods thereto, there were no disagreements with Moore and  Associates, Chartered whether or not resolved, on any matter of accounting  principles or practices, financial statement disclosure, or auditing scope  or procedure, which, if not resolved to Moore and Associates, Chartered's  satisfaction, would have caused it to make reference to the subject matter  of the disagreement in connection with its report on the registrant's  financial statements.

The registrant has requested that Moore and Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b) On August 7, 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the  interim periods preceding the engagement, the registrant has not consulted  Seale and Beers, CPAs regarding any of the matters set forth in Item  304(a)(2)(i) or (ii) of Regulation S-B.

ITEM 7.01

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)  Not Applicable.

b)  Not Applicable.

c)  Exhibits

No.	Exhibits
16.1	Letter from Moore and Associates, Chartered, dated August 7, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant has duly caused this report to be signed on its behalf by the  undersigned hereunto duly authorized.

Date: August 7, 2009

By:	/s/ RICHARD REINCKE
Name:	Richard Reincke
Title:	President

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
16.1	Letter from Moore and Associates, Chartered, dated August 7, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K